CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jeffrey S. Thomas, Chief Executive Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 31, 2009                /S/ JEFFREY S. THOMAS
     --------------------------       ------------------------------------------
                                      Jeffrey S. Thomas, Chief Executive Officer
                          (principal executive officer)


I, Kenneth Kozanda, Chief Financial Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 29, 2009                /S/ KENNETH KOZANDA
     --------------------------       ------------------------------------------
                                      Kenneth Kozanda, Chief Financial Officer
                                      (principal financial officer)